Exhibit 99.2

BB&T Corporation

Quarterly Performance Summary

First Quarter 2014

BB&T Corporation
Financial Highlights
(Dollars in millions, except per share data, shares in thousands)
	Year-to-Date
	March 31,				%
	2014		2013		Change
Summary Income Statement
Interest income	$1,582		$1,697		(6.8)%
Interest expense	199		238		(16.4)
Net interest income - taxable equivalent	1,383		1,459		(5.2)
Less: Taxable-equivalent adjustment	36		37		(2.7)
Net interest income	1,347		1,422		(5.3)
Provision for credit losses	60		272		(77.9)
Net interest income after provision for credit losses	1,287		1,150		11.9
Noninterest income	911		1,001		(9.0)
Noninterest expense	1,403		1,414		(0.8)
Income before income taxes	795		737		7.9
Provision for income taxes	217		481		(54.9)
Net income	578		256		125.8
Noncontrolling interests	40		16		150.0
Preferred stock dividends	37		30		23.3
Net income available to common shareholders	501		210		138.6
Per Common Share Data
Earnings:
Basic	$0.70		$0.30		133.3%
Diluted	0.69		0.29		137.9
Cash dividends declared	0.23		0.23		―
Common equity	29.03		27.15		6.9
Tangible common equity (1)	18.77		16.50		13.8

End of period shares outstanding	718,497		701,440		2.4
Weighted average shares:
Basic	712,842		700,275		1.8
Diluted	724,283		711,020		1.9
Performance Ratios
Return on average assets	1.29%		0.57%
Return on average risk-weighted assets	1.71		0.76
Return on average common shareholders' equity	9.87		4.44
Return on average tangible common shareholders' equity (2)	15.81		7.87
Net interest margin - taxable equivalent	3.52		3.76
Fee income ratio (3)	43.2		42.9
Efficiency ratio (3)	59.3		56.4
Credit Quality (including covered assets)
Nonperforming assets as a percentage of:
Total assets	0.59%		0.91%
Loans and leases plus foreclosed property	0.92		1.39
Net charge-offs as a percentage of average
loans and leases	0.56		1.00
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	1.41		1.73
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	1.82	X	1.54	X
Average Balances
Total assets	$182,397		$182,013		0.2%
Total securities (4)	40,117		36,801		9.0
Loans and leases	116,372		116,981		(0.5)
Deposits	125,718		130,437		(3.6)
Common shareholders' equity	20,610		19,138		7.7
Shareholders' equity	23,264		21,315		9.1
Period-End Balances
Total assets	$184,651		$181,504		1.7%
Total securities (4)	41,308		37,289		10.8
Loans and leases	117,632		117,628		―
Deposits	127,476		131,352		(3.0)
Common shareholders' equity	20,859		19,048		9.5
Shareholders' equity	23,556		21,229		11.0
Capital Ratios - Preliminary
Risk-based:
Tier 1 common equity to risk-weighted assets (1)	10.2%		9.1%
Tier 1	12.1		10.6
Total	14.6		13.5
Basel III common equity Tier 1, estimated (1)	10.0		8.8
Leverage	9.5		8.3
Tangible common equity to tangible assets (1)	7.6		6.7
Applicable ratios are annualized.
(1)					Tangible common equity per common share, tangible common equity to tangible assets, Tier 1 common equity to risk-weighted assets and Basel III common equity Tier 1 ratios are non-GAAP measures. See the calculations and management's reasons for using these measures in the Capital Information - Five Quarter Trend section of this supplement.
(2)					Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3)					Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impacts of FDIC loss share accounting and other selected items as detailed in the Selected Items & Additional Information section of this supplement. See the Non-GAAP Reconciliations section.
(4)					Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

1

BB&T Corporation
Financial Highlights - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	March 31		Dec. 31		Sept. 30		June 30		March 31
	2014		2013		2013		2013		2013
Summary Income Statement
Interest income	$1,582		$1,601		$1,676		$1,680		$1,697
Interest expense	199		204		222		228		238
Net interest income - taxable equivalent	1,383		1,397		1,454		1,452		1,459
Less: Taxable-equivalent adjustment	36		35		37		37		37
Net interest income	1,347		1,362		1,417		1,415		1,422
Provision for credit losses	60		60		92		168		272
Net interest income after provision for credit losses	1,287		1,302		1,325		1,247		1,150
Noninterest income	911		985		905		1,046		1,001
Noninterest expense	1,403		1,456		1,471		1,496		1,414
Income before income taxes	795		831		759		797		737
Provision for income taxes	217		243		450		221		481
Net income	578		588		309		576		256
Noncontrolling interests	40		14		4		16		16
Preferred stock dividends	37		37		37		13		30
Net income available to common shareholders	501		537		268		547		210
Per Common Share Data
Earnings:
Basic	$0.70		$0.76		$0.38		$0.78		$0.30
Diluted	0.69		0.75		0.37		0.77		0.29
Cash dividends declared	0.23		0.23		0.23		0.23		0.23
Common equity	29.03		28.52		27.59		27.51		27.15
Tangible common equity (1)	18.77		18.08		17.06		16.92		16.50

End of period shares outstanding (in thousands)	718,497		706,620		704,925		702,995		701,440
Weighted average shares (in thousands):
Basic	712,842		705,485		704,134		702,082		700,275
Diluted	724,283		717,671		716,101		712,861		711,020
Performance Ratios
Return on average assets	1.29%		1.30%		0.68%		1.27%		0.57%
Return on average risk-weighted assets	1.71		1.70		0.89		1.68		0.76
Return on average common shareholders' equity	9.87		10.85		5.44		11.39		4.44
Return on average tangible common shareholders' equity (2)	15.81		17.91		9.33		19.12		7.87
Net interest margin - taxable equivalent	3.52		3.56		3.68		3.70		3.76
Fee income ratio (3)	43.2		43.5		41.6		44.6		42.9
Efficiency ratio (3)	59.3		59.9		60.1		57.6		56.4
Credit Quality (including covered assets)
Nonperforming assets as a percentage of:
Total assets	0.59%		0.64%		0.72%		0.79%		0.91%
Loans and leases plus foreclosed property	0.92		1.00		1.10		1.23		1.39
Net charge-offs as a percentage of average
loans and leases	0.56		0.48		0.48		0.74		1.00
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	1.41		1.49		1.59		1.64		1.73
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	1.82	X	1.85	X	1.78	X	1.66	X	1.54	X
Average Balances
Total assets	$182,397		$179,534		$181,021		$182,508		$182,013
Total securities (4)	40,117		37,022		36,547		36,719		36,801
Loans and leases	116,372		117,001		118,265		117,852		116,981
Deposits	125,718		125,906		127,948		129,983		130,437
Common shareholders' equity	20,610		19,657		19,491		19,293		19,138
Total shareholders' equity	23,264		22,305		22,139		21,789		21,315
Period-End Balances
Total assets	$184,651		$183,010		$181,708		$183,392		$181,504
Total securities (4)	41,308		40,205		36,394		38,228		37,289
Loans and leases	117,632		117,139		118,582		118,282		117,628
Deposits	127,476		127,475		127,484		131,079		131,352
Common shareholders' equity	20,859		20,156		19,446		19,337		19,048
Shareholders' equity	23,556		22,809		22,094		21,996		21,229
Capital Ratios - Preliminary
Risk-based:
Tier 1 common equity to risk-weighted assets (1)	10.2%		9.9%		9.4%		9.3%		9.1%
Tier 1	12.1		11.8		11.3		11.1		10.6
Total	14.6		14.3		13.9		13.9		13.5
Basel III common equity Tier 1, estimated (1)	10.0		9.7		9.2		9.0		8.8
Leverage	9.5		9.3		9.0		8.8		8.3
Tangible common equity to tangible assets (1)	7.6		7.3		6.9		6.8		6.7
Applicable ratios are annualized.
(1)	Tangible common equity per share, tangible common equity to tangible assets, Tier 1 common equity to risk-weighted assets and Basel III common equity Tier 1 ratios are non-GAAP measures. See the calculations and management's reasons for using these measures in the Capital Information - Five Quarter Trend section of this supplement.
(2)	Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3)

Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impacts of FDIC loss share accounting, the gain on sale of subsidiary and other selected items as detailed in the Selected Items & Additional Information section of this supplement. See the Non-GAAP Reconciliations section.

(4)	Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

2

BB&T Corporation
Consolidated Statements of Income
(Dollars in millions, except per share data, shares in thousands)

	Year-to-Date
	March 31		Change
	2014	2013	$	%
Interest Income
Interest and fees on loans and leases	$1,295	$1,433	$(138)	(9.6)%
Interest and dividends on securities	236	215	21	9.8
Interest on other earning assets	15	11	4	36.4
Total interest income	1,546	1,659	(113)	(6.8)
Interest Expense
Interest on deposits	60	86	(26)	(30.2)
Interest on short-term borrowings	1	1	―	―
Interest on long-term debt	138	150	(12)	(8.0)
Total interest expense	199	237	(38)	(16.0)
Net interest income	1,347	1,422	(75)	(5.3)
Provision for credit losses	60	272	(212)	(77.9)
Net interest income after provision for credit losses	1,287	1,150	137	11.9
Noninterest income
Insurance income	427	365	62	17.0
Service charges on deposits	143	138	5	3.6
Mortgage banking income	74	180	(106)	(58.9)
Investment banking and brokerage fees and commissions	88	94	(6)	(6.4)
Bankcard fees and merchant discounts	62	59	3	5.1
Trust and investment advisory revenues	54	48	6	12.5
Checkcard fees	47	47	―	―
Income from bank-owned life insurance	27	28	(1)	(3.6)
FDIC loss share income, net	(84)	(59)	(25)	42.4
Securities gains (losses), net	2	23	(21)	(91.3)
Other income	71	78	(7)	(9.0)
Total noninterest income	911	1,001	(90)	(9.0)
Noninterest Expense
Personnel expense	782	817	(35)	(4.3)
Occupancy and equipment expense	176	171	5	2.9
Loan-related expense	69	58	11	19.0
Professional services	33	36	(3)	(8.3)
Software expense	43	38	5	13.2
Regulatory charges	29	35	(6)	(17.1)
Amortization of intangibles	23	27	(4)	(14.8)
Foreclosed property expense	9	18	(9)	(50.0)
Merger-related and restructuring charges, net	8	5	3	60.0
Other expense	231	209	22	10.5
Total noninterest expense	1,403	1,414	(11)	(0.8)
Earnings
Income before income taxes	795	737	58	7.9
Provision for income taxes	217	481	(264)	(54.9)
Net Income	578	256	322	125.8
Noncontrolling interests	40	16	24	150.0
Preferred stock dividends	37	30	7	23.3
Net income available to common shareholders	$501	$210	$291	138.6%

Earnings Per Common Share
Basic	$0.70	$0.30	$0.40	133.3%
Diluted	0.69	0.29	0.40	137.9

Weighted Average Shares Outstanding
Basic	712,842	700,275	12,567	1.8
Diluted	724,283	711,020	13,263	1.9
3

BB&T Corporation
Consolidated Statements of Income - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2014	2013	2013	2013	2013
Interest Income
Interest and fees on loans and leases	$1,295	$1,341	$1,411	$1,418	$1,433
Interest and dividends on securities	236	220	221	215	215
Interest on other earning assets	15	5	7	10	11
Total interest income	1,546	1,566	1,639	1,643	1,659
Interest Expense
Interest on deposits	60	65	72	78	86
Interest on short-term borrowings	1	1	1	3	1
Interest on long-term debt	138	138	149	147	150
Total interest expense	199	204	222	228	237
Net interest income	1,347	1,362	1,417	1,415	1,422
Provision for credit losses	60	60	92	168	272
Net interest income after provision for credit losses	1,287	1,302	1,325	1,247	1,150
Noninterest income
Insurance income	427	371	355	426	365
Service charges on deposits	143	151	152	143	138
Mortgage banking income	74	100	117	168	180
Investment banking and brokerage fees and commissions	88	101	89	99	94
Bankcard fees and merchant discounts	62	65	67	65	59
Trust and investment advisory revenues	54	52	51	49	48
Checkcard fees	47	50	51	51	47
Income from bank-owned life insurance	27	32	27	26	28
FDIC loss share income, net	(84)	(75)	(74)	(85)	(59)
Securities gains (losses), net	2	5	―	23	23
Other income	71	133	70	81	78
Total noninterest income	911	985	905	1,046	1,001
Noninterest Expense
Personnel expense	782	827	805	844	817
Occupancy and equipment expense	176	174	177	170	171
Loan-related expense	69	64	70	63	58
Professional services	33	46	60	47	36
Software expense	43	43	39	38	38
Regulatory charges	29	33	40	35	35
Amortization of intangibles	23	26	26	27	27
Foreclosed property expense	9	11	14	12	18
Merger-related and restructuring charges, net	8	10	4	27	5
Other expense	231	222	236	233	209
Total noninterest expense	1,403	1,456	1,471	1,496	1,414
Earnings
Income before income taxes	795	831	759	797	737
Provision for income taxes	217	243	450	221	481
Net Income	578	588	309	576	256
Noncontrolling interests	40	14	4	16	16
Preferred stock dividends	37	37	37	13	30
Net income available to common shareholders	$501	$537	$268	$547	$210

Earnings Per Common Share
Basic	$0.70	$0.76	$0.38	$0.78	$0.30
Diluted	0.69	0.75	0.37	0.77	0.29

Weighted Average Shares Outstanding
Basic	712,842	705,485	704,134	702,082	700,275
Diluted	724,283	717,671	716,101	712,861	711,020
4

BB&T Corporation
Lines of Business Financial Performance (1)(2)
Quarter Ended March 31, 2014 and 2013
(Dollars in millions)
				Residential			Dealer
	Community Banking			Mortgage Banking			Financial Services			Specialized Lending
	March 31	March 31	Percent	March 31	March 31	Percent	March 31	March 31	Percent	March 31	March 31	Percent
	2014	2013	Change	2014	2013	Change	2014	2013	Change	2014	2013	Change

Net interest income (expense)	$424	$422	0.5%	$378	$401	(5.7)%	$202	$205	(1.5)%	$138	$174	(20.7)%
Net intersegment interest income
(expense)	299	353	(15.3)	(251)	(254)	(1.2)	(38)	(41)	(7.3)	(34)	(32)	6.3
Segment net interest income	723	775	(6.7)	127	147	(13.6)	164	164	―	104	142	(26.8)
Allocated provision for credit
losses	16	117	(86.3)	(20)	(7)	185.7	73	67	9.0	9	51	(82.4)
Noninterest income	295	287	2.8	60	161	(62.7)	1	1	―	49	52	(5.8)
Intersegment net referral fees
(expense)	26	54	(51.9)	1	―	NM	―	―	―	―	―	―
Noninterest expense	394	425	(7.3)	86	78	10.3	29	26	11.5	51	64	(20.3)
Amortization of intangibles	8	10	(20.0)	―	―	―	―	―	―	1	1	―
Allocated corporate expenses	284	260	9.2	21	16	31.3	7	7	―	14	16	(12.5)
Income (loss) before income taxes	342	304	12.5	101	221	(54.3)	56	65	(13.8)	78	62	25.8
Provision (benefit) for income
taxes	125	111	12.6	38	84	(54.8)	21	25	(16.0)	19	12	58.3
Segment net income (loss)	$217	$193	12.4	$63	$137	(54.0)	$35	$40	(12.5)	$59	$50	18.0

Identifiable assets (period end)	$55,288	$55,690	(0.7)	$36,050	$36,965	(2.5)	$11,823	$10,566	11.9	$16,146	$16,653	(3.0)

							Other, Treasury			Total BB&T
	Insurance Services			Financial Services			& Corporate (3)			Corporation
	March 31	March 31	Percent	March 31	March 31	Percent	March 31	March 31	Percent	March 31	March 31	Percent
	2014	2013	Change	2014	2013	Change	2014	2013	Change	2014	2013	Change

Net interest income (expense)	$ ―	$1	(100.0)%	$40	$35	14.3%	$165	$184	(10.3)%	$1,347	$1,422	(5.3)%
Net intersegment interest income
(expense)	1	1	―	66	80	(17.5)	(43)	(107)	(59.8)	―	―	―
Segment net interest income	1	2	(50.0)	106	115	(7.8)	122	77	58.4	1,347	1,422	(5.3)
Allocated provision for credit
losses	―	―	―	―	9	(100.0)	(18)	35	(151.4)	60	272	(77.9)
Noninterest income	431	366	17.8	177	176	0.6	(102)	(42)	142.9	911	1,001	(9.0)
Intersegment net referral fees
(expense)	―	―	―	6	8	(25.0)	(33)	(62)	(46.8)	―	―	―
Noninterest expense	303	288	5.2	149	152	(2.0)	368	354	4.0	1,380	1,387	(0.5)
Amortization of intangibles	13	15	(13.3)	1	1	―	―	―	―	23	27	(14.8)
Allocated corporate expenses	17	15	13.3	30	24	25.0	(373)	(338)	10.4	―	―	―
Income (loss) before income taxes	99	50	98.0	109	113	(3.5)	10	(78)	(112.8)	795	737	7.9
Provision (benefit) for income
taxes	24	15	60.0	41	42	(2.4)	(51)	192	(126.6)	217	481	(54.9)
Segment net income (loss)	$75	$35	114.3	$68	$71	(4.2)	$61	$(270)	(122.6)	$578	$256	125.8

Identifiable assets (period end)	$3,070	$3,160	(2.8)	$10,883	$9,834	10.7	$51,391	$48,636	5.7	$184,651	$181,504	1.7
(1)	Lines of business results are preliminary.
(2)	During the first quarter of 2014, approximately $8.3 billion of home equity loans were transferred from Community Banking to Residential Mortgage Banking based on a change in how these loans will be managed as a result of new qualified mortgage regulations. Prior period segment data has been reclassified to conform to the current presentation.
(3)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.
NM	- not meaningful.

5

BB&T Corporation
Lines of Business Financial Performance - Five Quarter Trend (1)(2)
(Dollars in millions)
	Quarter Ended
Community Banking	March 31	Dec. 31	Sept. 30	June 30	March 31
	2014	2013	2013	2013	2013
Net interest income (expense)	$424	$432	$431	$427	$422
Net intersegment interest income (expense)	299	318	326	339	353
Segment net interest income	723	750	757	766	775
Allocated provision for credit losses	16	8	46	108	117
Noninterest income	295	311	321	310	287
Intersegment net referral fees (expense)	26	31	42	51	54
Noninterest expense	394	413	409	445	425
Amortization of intangibles	8	8	9	9	10
Allocated corporate expenses	284	261	260	260	260
Income (loss) before income taxes	342	402	396	305	304
Provision (benefit) for income taxes	125	148	146	111	111
Segment net income (loss)	$217	$254	$250	$194	$193

Identifiable assets (period end)	$55,288	$55,666	$55,190	$55,789	$55,690

	Quarter Ended
Residential Mortgage Banking	March 31	Dec. 31	Sept. 30	June 30	March 31
	2014	2013	2013	2013	2013
Net interest income (expense)	$378	$388	$397	$398	$401
Net intersegment interest income (expense)	(251)	(250)	(247)	(248)	(254)
Segment net interest income	127	138	150	150	147
Allocated provision for credit losses	(20)	18	(29)	30	(7)
Noninterest income	60	76	96	151	161
Intersegment net referral fees (expense)	1	―	(1)	―	―
Noninterest expense	86	98	96	98	78
Amortization of intangibles	―	―	―	―	―
Allocated corporate expenses	21	18	17	17	16
Income (loss) before income taxes	101	80	161	156	221
Provision (benefit) for income taxes	38	31	61	59	84
Segment net income (loss)	$63	$49	$100	$97	$137

Identifiable assets (period end)	$36,050	$36,083	$37,436	$36,912	$36,965

	Quarter Ended
Dealer Financial Services	March 31	Dec. 31	Sept. 30	June 30	March 31
	2014	2013	2013	2013	2013
Net interest income (expense)	$202	$209	$210	$210	$205
Net intersegment interest income (expense)	(38)	(39)	(40)	(39)	(41)
Segment net interest income	164	170	170	171	164
Allocated provision for credit losses	73	58	47	42	67
Noninterest income	1	―	1	2	1
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	29	26	28	28	26
Amortization of intangibles	―	―	―	―	―
Allocated corporate expenses	7	7	7	8	7
Income (loss) before income taxes	56	79	89	95	65
Provision (benefit) for income taxes	21	30	34	36	25
Segment net income (loss)	$35	$49	$55	$59	$40

Identifiable assets (period end)	$11,823	$11,525	$11,503	$11,188	$10,566

	Quarter Ended
Specialized Lending	March 31	Dec. 31	Sept. 30	June 30	March 31
	2014	2013	2013	2013	2013
Net interest income (expense)	$138	$145	$181	$178	$174
Net intersegment interest income (expense)	(34)	(31)	(33)	(30)	(32)
Segment net interest income	104	114	148	148	142
Allocated provision for credit losses	9	5	1	28	51
Noninterest income	49	58	58	54	52
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	51	55	72	64	64
Amortization of intangibles	1	1	1	2	1
Allocated corporate expenses	14	16	17	16	16
Income (loss) before income taxes	78	95	115	92	62
Provision (benefit) for income taxes	19	25	33	24	12
Segment net income (loss)	$59	$70	$82	$68	$50

Identifiable assets (period end)	$16,146	$16,564	$17,076	$17,439	$16,653
(1)	Lines of business results are preliminary.
(2)	During the first quarter of 2014, approximately $8.3 billion of home equity loans were transferred from Community Banking to Residential Mortgage Banking based on a change in how these loans will be managed as a result of new qualified mortgage regulations. Prior period segment data has been reclassified to conform to the current presentation.

6

BB&T Corporation
Lines of Business Financial Performance - Five Quarter Trend (1)(2)
(Dollars in millions)
	Quarter Ended
Insurance Services	March 31	Dec. 31	Sept. 30	June 30	March 31
	2014	2013	2013	2013	2013
Net interest income (expense)	$ ―	$1	$ ―	$1	$1
Net intersegment interest income (expense)	1	1	2	2	1
Segment net interest income	1	2	2	3	2
Allocated provision for credit losses	―	―	―	―	―
Noninterest income	431	385	357	427	366
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	303	269	286	292	288
Amortization of intangibles	13	15	16	15	15
Allocated corporate expenses	17	20	14	14	15
Income (loss) before income taxes	99	83	43	109	50
Provision (benefit) for income taxes	24	29	16	37	15
Segment net income (loss)	$75	$54	$27	$72	$35

Identifiable assets (period end)	$3,070	$2,990	$2,876	$3,164	$3,160

	Quarter Ended
Financial Services	March 31	Dec. 31	Sept. 30	June 30	March 31
	2014	2013	2013	2013	2013
Net interest income (expense)	$40	$39	$39	$40	$35
Net intersegment interest income (expense)	66	71	72	75	80
Segment net interest income	106	110	111	115	115
Allocated provision for credit losses	―	(3)	(1)	13	9
Noninterest income	177	205	179	184	176
Intersegment net referral fees (expense)	6	9	9	10	8
Noninterest expense	149	161	149	156	152
Amortization of intangibles	1	1	1	―	1
Allocated corporate expenses	30	24	25	26	24
Income (loss) before income taxes	109	141	125	114	113
Provision (benefit) for income taxes	41	53	47	43	42
Segment net income (loss)	$68	$88	$78	$71	$71

Identifiable assets (period end)	$10,883	$10,001	$11,051	$10,024	$9,834

	Quarter Ended
Other, Treasury & Corporate (3)	March 31	Dec. 31	Sept. 30	June 30	March 31
	2014	2013	2013	2013	2013
Net interest income (expense)	$165	$148	$159	$161	$184
Net intersegment interest income (expense)	(43)	(70)	(80)	(99)	(107)
Segment net interest income	122	78	79	62	77
Allocated provision for credit losses	(18)	(26)	28	(53)	35
Noninterest income	(102)	(50)	(107)	(82)	(42)
Intersegment net referral fees (expense)	(33)	(40)	(50)	(61)	(62)
Noninterest expense	368	408	405	386	354
Amortization of intangibles	―	1	(1)	1	―
Allocated corporate expenses	(373)	(346)	(340)	(341)	(338)
Income (loss) before income taxes	10	(49)	(170)	(74)	(78)
Provision (benefit) for income taxes	(51)	(73)	113	(89)	192
Segment net income (loss)	$61	$24	$(283)	$15	$(270)

Identifiable assets (period end)	$51,391	$50,181	$46,576	$48,876	$48,636

	Quarter Ended
Total BB&T Corporation	March 31	Dec. 31	Sept. 30	June 30	March 31
	2014	2013	2013	2013	2013
Net interest income (expense)	$1,347	$1,362	$1,417	$1,415	$1,422
Net intersegment interest income (expense)	―	―	―	―	―
Segment net interest income	1,347	1,362	1,417	1,415	1,422
Allocated provision for credit losses	60	60	92	168	272
Noninterest income	911	985	905	1,046	1,001
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	1,380	1,430	1,445	1,469	1,387
Amortization of intangibles	23	26	26	27	27
Allocated corporate expenses	―	―	―	―	―
Income (loss) before income taxes	795	831	759	797	737
Provision (benefit) for income taxes	217	243	450	221	481
Segment net income (loss)	$578	$588	$309	$576	$256

Identifiable assets (period end)	$184,651	$183,010	$181,708	$183,392	$181,504
(1)	Lines of business results are preliminary.
(2)	During the first quarter of 2014, approximately $8.3 billion of home equity loans were transferred from Community Banking to Residential Mortgage Banking based on a change in how these loans will be managed as a result of new qualified mortgage regulations. Prior period segment data has been reclassified to conform to the current presentation.
(3)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

7

BB&T Corporation
Consolidated Balance Sheets
(Dollars in millions)

	As of March 31		Change
	2014	2013	$	%
Assets
Cash and due from banks	$1,722	$1,322	$400	30.3%
Interest-bearing deposits with banks	354	944	(590)	(62.5)
Federal funds sold and securities purchased under
resale agreements or similar arrangements	144	302	(158)	(52.3)
Restricted cash	363	646	(283)	(43.8)
Trading securities at fair value	525	627	(102)	(16.3)
Securities available for sale at fair value (1)	20,496	24,170	(3,674)	(15.2)
Securities held to maturity	20,812	13,119	7,693	58.6
Loans and leases:
Commercial:
Commercial and industrial	39,119	38,429	690	1.8
Commercial real estate—income producing properties	10,411	9,870	541	5.5
Commercial real estate—construction and development	2,478	2,730	(252)	(9.2)
Direct retail lending (2)	7,519	15,767	(8,248)	(52.3)
Sales finance	9,759	8,114	1,645	20.3
Revolving credit	2,340	2,284	56	2.5
Residential mortgage (2)	32,897	23,954	8,943	37.3
Other lending subsidiaries	10,186	10,043	143	1.4
Total loans and leases held for investment (excluding covered loans)	114,709	111,191	3,518	3.2
Covered loans	1,819	3,005	(1,186)	(39.5)
Total loans and leases held for investment	116,528	114,196	2,332	2.0
Loans held for sale	1,104	3,432	(2,328)	(67.8)
Total loans and leases	117,632	117,628	4	0.0
Allowance for loan and lease losses	(1,642)	(1,975)	333	(16.9)
Premises and equipment	1,854	1,880	(26)	(1.4)
Goodwill	6,824	6,823	1	0.0
Core deposit and other intangible assets	546	647	(101)	(15.6)
Residential mortgage servicing rights at fair value	1,008	735	273	37.1
Other assets (3)	14,013	14,636	(623)	(4.3)
Total assets	$184,651	$181,504	$3,147	1.7%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$36,322	$33,236	$3,086	9.3%
Interest checking	18,416	20,175	(1,759)	(8.7)
Money market and savings	49,072	49,088	(16)	(0.0)
Certificates and other time deposits	23,666	28,853	(5,187)	(18.0)
Total deposits	127,476	131,352	(3,876)	(3.0)
Short-term borrowings	3,285	3,239	46	1.4
Long-term debt	23,384	18,316	5,068	27.7
Other liabilities	6,950	7,368	(418)	(5.7)
Total liabilities	161,095	160,275	820	0.5
Shareholders' equity:
Preferred stock	2,603	2,116	487	23.0
Common stock	3,592	3,507	85	2.4
Additional paid-in capital	6,385	5,975	410	6.9
Retained earnings	11,382	10,178	1,204	11.8
Accumulated other comprehensive loss	(500)	(612)	112	(18.3)
Noncontrolling interests	94	65	29	44.6
Total shareholders' equity	23,556	21,229	2,327	11.0
Total liabilities and shareholders' equity	$184,651	$181,504	$3,147	1.7%
(1)	Includes covered securities of $1.4 billion and $1.6 billion at March 31, 2014 and 2013, respectively.
(2)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
(3)	Includes $138 million and $273 million of covered foreclosed property and covered other assets at March 31, 2014 and 2013, respectively.
8

BB&T Corporation
Consolidated Balance Sheets - Five Quarter Trend
(Dollars in millions)

	As of
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2014	2013	2013	2013	2013
Assets
Cash and due from banks	$1,722	$1,565	$1,811	$1,444	$1,322
Interest-bearing deposits with banks	354	452	498	740	944
Federal funds sold and securities purchased under
resale agreements or similar arrangements	144	148	160	195	302
Restricted cash	363	422	516	585	646
Trading securities at fair value	525	381	521	537	627
Securities available for sale at fair value (1)	20,496	22,104	22,865	24,477	24,170
Securities held to maturity	20,812	18,101	13,529	13,751	13,119
Loans and leases:
Commercial:
Commercial and industrial	39,119	38,508	38,256	38,701	38,429
Commercial real estate—income producing properties	10,411	10,228	9,860	9,971	9,870
Commercial real estate—construction and development	2,478	2,382	2,453	2,527	2,730
Direct retail lending (2)	7,519	15,869	16,128	16,069	15,767
Sales finance	9,759	9,382	9,132	8,821	8,114
Revolving credit	2,340	2,403	2,333	2,325	2,284
Residential mortgage (2)	32,897	24,648	24,037	23,795	23,954
Other lending subsidiaries	10,186	10,462	11,102	10,836	10,043
Total loans and leases held for investment (excluding covered loans)	114,709	113,882	113,301	113,045	111,191
Covered loans	1,819	2,035	2,324	2,749	3,005
Total loans and leases held for investment	116,528	115,917	115,625	115,794	114,196
Loans held for sale	1,104	1,222	2,957	2,488	3,432
Total loans and leases	117,632	117,139	118,582	118,282	117,628
Allowance for loan and lease losses	(1,642)	(1,732)	(1,838)	(1,901)	(1,975)
Premises and equipment	1,854	1,869	1,876	1,893	1,880
Goodwill	6,824	6,814	6,823	6,824	6,823
Core deposit and other intangible assets	546	569	595	620	647
Residential mortgage servicing rights at fair value	1,008	1,047	956	892	735
Other assets (3)	14,013	14,131	14,814	15,053	14,636
Total assets	$184,651	$183,010	$181,708	$183,392	$181,504
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$36,322	$34,972	$34,486	$33,760	$33,236
Interest checking	18,416	18,861	18,837	19,053	20,175
Money market and savings	49,072	48,687	49,000	48,529	49,088
Certificates and other time deposits	23,666	24,955	25,161	29,737	28,853
Total deposits	127,476	127,475	127,484	131,079	131,352
Short-term borrowings	3,285	4,138	4,813	3,192	3,239
Long-term debt	23,384	21,493	20,402	19,362	18,316
Other liabilities	6,950	7,095	6,915	7,763	7,368
Total liabilities	161,095	160,201	159,614	161,396	160,275
Shareholders' equity:
Preferred stock	2,603	2,603	2,603	2,603	2,116
Common stock	3,592	3,533	3,525	3,515	3,507
Additional paid-in capital	6,385	6,172	6,112	6,042	5,975
Retained earnings	11,382	11,044	10,669	10,564	10,178
Accumulated other comprehensive loss	(500)	(593)	(860)	(784)	(612)
Noncontrolling interests	94	50	45	56	65
Total shareholders' equity	23,556	22,809	22,094	21,996	21,229
Total liabilities and shareholders' equity	$184,651	$183,010	$181,708	$183,392	$181,504
(1)	Includes covered securities of $1.4 billion, $1.4 billion, $1.4 billion, $1.5 billion and $1.6 billion at March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.
(2)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
(3)	Includes $138 million, $163 million, $186 million, $221 million and $273 million of covered foreclosed property and covered other assets at March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.
9

BB&T Corporation
Average Balance Sheets
(Dollars in millions)

	Year-to-Date
	March 31		Change
	2014	2013	$	%
Assets
Securities, at amortized cost (1):
U.S. Treasury	$1,634	$302	$1,332	NM %
U.S. government-sponsored entities (GSE)	5,603	4,220	1,383	32.8
Mortgage-backed securities issued by GSE	29,339	28,540	799	2.8
States and political subdivisions	1,833	1,837	(4)	(0.2)
Non-agency mortgage-backed	259	300	(41)	(13.7)
Other	477	477	―	―
Covered	972	1,125	(153)	(13.6)
Total securities	40,117	36,801	3,316	9.0
Other earning assets	1,875	2,838	(963)	(33.9)
Loans and leases:
Commercial:
Commercial and industrial	38,435	37,916	519	1.4
Commercial real estate—income producing properties	10,293	9,862	431	4.4
Commercial real estate—construction and development	2,454	2,798	(344)	(12.3)
Direct retail lending (2)	9,349	15,757	(6,408)	(40.7)
Sales finance	9,428	7,838	1,590	20.3
Revolving credit	2,357	2,279	78	3.4
Residential mortgage (2)	30,635	23,618	7,017	29.7
Other lending subsidiaries	10,236	9,988	248	2.5
Total loans and leases held for investment
(excluding covered loans)	113,187	110,056	3,131	2.8
Covered loans	1,874	3,133	(1,259)	(40.2)
Total loans and leases held for investment	115,061	113,189	1,872	1.7
Loans held for sale	1,311	3,792	(2,481)	(65.4)
Total loans and leases	116,372	116,981	(609)	(0.5)
Total earning assets	158,364	156,620	1,744	1.1
Nonearning assets	24,033	25,393	(1,360)	(5.4)
Total assets	$182,397	$182,013	$384	0.2%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$35,392	$32,518	$2,874	8.8%
Interest checking	18,615	20,169	(1,554)	(7.7)
Money market and savings	48,767	48,431	336	0.7
Certificates and other time deposits	21,935	28,934	(6,999)	(24.2)
Foreign office deposits - interest-bearing	1,009	385	624	162.1
Total deposits	125,718	130,437	(4,719)	(3.6)
Short-term borrowings	4,321	4,217	104	2.5
Long-term debt	22,432	18,690	3,742	20.0
Other liabilities	6,662	7,354	(692)	(9.4)
Total liabilities	159,133	160,698	(1,565)	(1.0)
Shareholders' equity	23,264	21,315	1,949	9.1
Total liabilities and shareholders' equity	$182,397	$182,013	$384	0.2%
Average balances exclude basis adjustments for fair value hedges.
(1)	Excludes trading securities.
(2)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
NM - not meaningful.
10

BB&T Corporation
Average Balance Sheets - Five Quarter Trend
(Dollars in millions)

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2014	2013	2013	2013	2013
Assets
Securities, at amortized cost (1):
U.S. Treasury	$1,634	$824	$518	$360	$302
U.S. government-sponsored entities (GSE)	5,603	5,596	5,358	4,872	4,220
Mortgage-backed securities issued by GSE	29,339	27,020	27,050	27,803	28,540
States and political subdivisions	1,833	1,834	1,835	1,836	1,837
Non-agency mortgage-backed	259	268	277	289	300
Other	477	475	463	466	477
Covered	972	1,005	1,046	1,093	1,125
Total securities	40,117	37,022	36,547	36,719	36,801
Other earning assets	1,875	2,022	2,173	2,626	2,838
Loans and leases:
Commercial:
Commercial and industrial	38,435	38,101	38,446	38,359	37,916
Commercial real estate—income producing properties	10,293	10,031	9,907	9,864	9,862
Commercial real estate—construction and development	2,454	2,433	2,459	2,668	2,798
Direct retail lending (2)	9,349	15,998	16,112	15,936	15,757
Sales finance	9,428	9,262	8,992	8,520	7,838
Revolving credit	2,357	2,357	2,308	2,268	2,279
Residential mortgage (2)	30,635	23,979	23,403	23,391	23,618
Other lending subsidiaries	10,236	10,448	11,018	10,407	9,988
Total loans and leases held for investment (excluding covered loans)	113,187	112,609	112,645	111,413	110,056
Covered loans	1,874	2,186	2,502	2,858	3,133
Total loans and leases held for investment	115,061	114,795	115,147	114,271	113,189
Loans held for sale	1,311	2,206	3,118	3,581	3,792
Total loans and leases	116,372	117,001	118,265	117,852	116,981
Total earning assets	158,364	156,045	156,985	157,197	156,620
Nonearning assets	24,033	23,489	24,036	25,311	25,393
Total assets	$182,397	$179,534	$181,021	$182,508	$182,013
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$35,392	$35,347	$34,244	$33,586	$32,518
Interest checking	18,615	18,969	18,826	19,276	20,169
Money market and savings	48,767	49,298	48,676	48,140	48,431
Certificates and other time deposits	21,935	21,580	25,562	28,034	28,934
Foreign office deposits - interest-bearing	1,009	712	640	947	385
Total deposits	125,718	125,906	127,948	129,983	130,437
Short-term borrowings	4,321	3,865	4,637	5,118	4,217
Long-term debt	22,432	20,756	19,447	18,287	18,690
Other liabilities	6,662	6,702	6,850	7,331	7,354
Total liabilities	159,133	157,229	158,882	160,719	160,698
Shareholders' equity	23,264	22,305	22,139	21,789	21,315
Total liabilities and shareholders' equity	$182,397	$179,534	$181,021	$182,508	$182,013
Average balances exclude basis adjustments for fair value hedges.
(1)	Excludes trading securities.
(2)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
11

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)

	Quarter Ended
	March 31, 2014			December 31, 2013
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities, at amortized cost (3):
U.S. Treasury	$1,634	$6	1.50%	$824	$2	0.70%
U.S. government-sponsored entities (GSE)	5,603	29	2.09	5,596	29	2.10
Mortgage-backed securities issued by GSE	29,339	150	2.04	27,020	142	2.11
States and political subdivisions	1,833	26	5.77	1,834	27	5.82
Non-agency mortgage-backed	259	5	6.99	268	4	5.87
Other	477	2	1.57	475	2	1.42
Covered	972	31	12.86	1,005	28	11.17
Total securities	40,117	249	2.48	37,022	234	2.52
Other earning assets	1,875	15	3.30	2,022	5	0.91
Loans and leases:
Commercial:
Commercial and industrial	38,435	325	3.43	38,101	336	3.50
Commercial real estate—income producing properties	10,293	91	3.57	10,031	91	3.60
Commercial real estate—construction and development	2,454	22	3.64	2,433	23	3.84
Direct retail lending (4)	9,349	99	4.28	15,998	183	4.50
Sales finance	9,428	66	2.84	9,262	69	2.95
Revolving credit	2,357	51	8.78	2,357	51	8.64
Residential mortgage (4)	30,635	325	4.26	23,979	250	4.18
Other lending subsidiaries	10,236	238	9.42	10,448	247	9.40
Total loans and leases held for investment
(excluding covered loans)	113,187	1,217	4.34	112,609	1,250	4.41
Covered loans	1,874	86	18.65	2,186	89	16.28
Total loans and leases held for investment	115,061	1,303	4.58	114,795	1,339	4.64
Loans held for sale	1,311	15	4.46	2,206	23	4.19
Total loans and leases	116,372	1,318	4.58	117,001	1,362	4.63
Total earning assets	158,364	1,582	4.03	156,045	1,601	4.08
Nonearning assets	24,033			23,489
Total assets	$182,397			$179,534

Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$18,615	3	0.07	$18,969	3	0.07
Money market and savings	48,767	15	0.13	49,298	16	0.12
Certificates and other time deposits	21,935	42	0.75	21,580	45	0.83
Foreign office deposits - interest-bearing	1,009	―	0.06	712	1	0.06
Total interest-bearing deposits	90,326	60	0.27	90,559	65	0.28
Short-term borrowings	4,321	1	0.11	3,865	1	0.14
Long-term debt	22,432	138	2.49	20,756	138	2.64
Total interest-bearing liabilities	117,079	199	0.69	115,180	204	0.70
Noninterest-bearing deposits	35,392			35,347
Other liabilities	6,662			6,702
Shareholders' equity	23,264			22,305
Total liabilities and shareholders' equity	$182,397			$179,534

Average interest-rate spread			3.34			3.38

Net interest income/ net interest margin		$1,383	3.52%		$1,397	3.56%

Taxable-equivalent adjustment		$36			$35

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Excludes trading securities.
(4)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
12

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)

	Quarter Ended
	September 30, 2013			June 30, 2013			March 31, 2013
	(1)	Interest	(2)	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities, at amortized cost (3):
U.S. Treasury	$518	$ ―	0.23%	$360	$ ―	0.23%	$302	$ ―	0.24%
U.S. government-sponsored entities (GSE)	5,358	28	2.06	4,872	25	2.01	4,220	21	1.99
Mortgage-backed securities issued by GSE	27,050	135	2.01	27,803	138	1.97	28,540	137	1.92
States and political subdivisions	1,835	27	5.79	1,836	26	5.81	1,837	27	5.80
Non-agency mortgage-backed	277	4	5.75	289	4	5.57	300	4	5.58
Other	463	2	1.44	466	1	1.51	477	2	1.41
Covered	1,046	38	14.37	1,093	34	12.48	1,125	37	13.18
Total securities	36,547	234	2.56	36,719	228	2.49	36,801	228	2.48
Other earning assets	2,173	8	1.49	2,626	9	1.40	2,838	12	1.64
Loans and leases:
Commercial:
Commercial and industrial	38,446	346	3.58	38,359	351	3.67	37,916	353	3.76
CRE—income producing properties	9,907	92	3.68	9,864	92	3.75	9,862	93	3.84
CRE—construction and development	2,459	24	3.92	2,668	26	3.82	2,798	27	3.89
Direct retail lending	16,112	188	4.67	15,936	186	4.67	15,757	184	4.73
Sales finance	8,992	69	3.06	8,520	69	3.25	7,838	68	3.52
Revolving credit	2,308	50	8.60	2,268	48	8.48	2,279	48	8.51
Residential mortgage	23,403	249	4.24	23,391	246	4.21	23,618	251	4.26
Other lending subsidiaries	11,018	280	10.09	10,407	274	10.54	9,988	267	10.84
Total loans and leases held for investment
(excluding covered loans)	112,645	1,298	4.59	111,413	1,292	4.64	110,056	1,291	4.74
Covered loans	2,502	106	16.78	2,858	121	16.95	3,133	135	17.49
Total loans and leases held for investment	115,147	1,404	4.85	114,271	1,413	4.95	113,189	1,426	5.09
Loans held for sale	3,118	30	3.73	3,581	30	3.42	3,792	31	3.28
Total loans and leases	118,265	1,434	4.82	117,852	1,443	4.90	116,981	1,457	5.03
Total earning assets	156,985	1,676	4.25	157,197	1,680	4.28	156,620	1,697	4.37
Nonearning assets	24,036			25,311			25,393
Total assets	$181,021			$182,508			$182,013

Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$18,826	4	0.07	$19,276	3	0.08	$20,169	5	0.09
Money market and savings	48,676	15	0.12	48,140	15	0.13	48,431	18	0.15
Certificates and other time deposits	25,562	53	0.83	28,034	60	0.84	28,934	63	0.89
Foreign office deposits - interest-bearing	640	―	0.06	947	―	0.09	385	―	0.12
Total interest-bearing deposits	93,704	72	0.31	96,397	78	0.32	97,919	86	0.36
Short-term borrowings	4,637	2	0.13	5,118	2	0.18	4,217	2	0.18
Long-term debt	19,447	148	3.05	18,287	148	3.23	18,690	150	3.23
Total interest-bearing liabilities	117,788	222	0.75	119,802	228	0.76	120,826	238	0.79
Noninterest-bearing deposits	34,244			33,586			32,518
Other liabilities	6,850			7,331			7,354
Shareholders' equity	22,139			21,789			21,315
Total liabilities and shareholders' equity	$181,021			$182,508			$182,013

Average interest-rate spread			3.50			3.52			3.58

Net interest income/ net interest margin		$1,454	3.68%		$1,452	3.70%		$1,459	3.76%

Taxable-equivalent adjustment		$37			$37			$37

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Excludes trading securities.
13

BB&T Corporation
Credit Quality
(Dollars in millions)

		As of
		March 31	Dec. 31	Sept. 30	June 30	March 31
		2014	2013	2013	2013	2013
Nonperforming assets (1)
	Nonaccrual loans and leases:
	Commercial:
	Commercial and industrial	$334	$363	$415	$457	$533
	Commercial real estate—income producing properties	98	113	127	146	146
	Commercial real estate—construction and development	49	51	66	100	136
	Direct retail lending (2)	52	109	110	119	127
	Sales finance	4	5	5	5	6
	Residential mortgage (2)(3)	319	243	238	254	255
	Other lending subsidiaries (3)(4)	47	51	69	68	80
	Total nonaccrual loans and leases held for investment (4)	903	935	1,030	1,149	1,283
	Foreclosed real estate (5)	59	71	85	89	88
	Other foreclosed property	24	47	47	38	42
	Total nonperforming assets (excluding covered assets) (4)(5)	$986	$1,053	$1,162	$1,276	$1,413
Performing troubled debt restructurings (TDRs) (6)
	Commercial:
	Commercial and industrial	$76	$77	$74	$59	$54
	Commercial real estate—income producing properties	42	50	50	44	54
	Commercial real estate—construction and development	32	39	44	43	37
	Direct retail lending (2)	93	187	185	188	193
	Sales finance	19	17	18	17	19
	Revolving credit	47	48	51	53	55
	Residential mortgage (2)(3)(7)	836	785	720	726	715
	Other lending subsidiaries (3)(4)	132	126	200	183	162
	Total performing TDRs (4)(7)	$1,277	$1,329	$1,342	$1,313	$1,289
Loans 90 days or more past due and still accruing
	Commercial:
	Commercial and industrial	$ ―	$ ―	$ ―	$3	$ ―
	Direct retail lending (2)	10	33	34	30	34
	Sales finance	4	5	5	5	7
	Revolving credit	9	10	11	13	14
	Residential mortgage (2)(8)(9)	78	69	68	68	77
	Other lending subsidiaries	4	5	4	4	6
	Total loans 90 days past due and still accruing (excluding covered loans) (8)(9)(10)	$105	$122	$122	$123	$138
Loans 30-89 days past due
	Commercial:
	Commercial and industrial	$26	$35	$27	$32	$34
	Commercial real estate—income producing properties	14	8	13	9	5
	Commercial real estate—construction and development	3	2	2	3	7
	Direct retail lending (2)	50	132	121	123	136
	Sales finance	45	56	46	47	42
	Revolving credit	21	23	22	20	20
	Residential mortgage (2)(3)(11)(12)	516	463	424	465	529
	Other lending subsidiaries (3)(4)	133	221	268	241	183
	Total loans 30-89 days past due (excluding covered loans) (4)(11)(12)(13)	$808	$940	$923	$940	$956
(1)	Covered loans are considered to be performing due to the application of the accretion method. Covered loans that are contractually past due are noted below.
(2)	During the first quarter of 2014, approximately $55 million of nonaccrual loans, $94 million of performing TDRs, $22 million of loans 90 days or more past due and $83 million of loans 30-89 days past due were transferred from direct retail lending to residential mortgage.
(3)	During the fourth quarter of 2013, approximately $16 million of nonaccrual loans, $66 million of performing TDRs and $40 million of loans 30-89 days past due were transferred from other lending subsidiaries to residential mortgage.
(4)	During the fourth quarter of 2013, approximately $9 million of nonaccrual loans, $24 million of performing TDRs and $26 million of loans 30-89 days past due were sold in connection with the sale of a consumer lending subsidiary.
(5)	Excludes covered foreclosed real estate totaling $98 million, $121 million, $148 million, $181 million and $232 million at March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.
(6)	Excludes TDRs that are nonperforming totaling $213 million, $193 million, $191 million, $211 million, and $222 million at March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively. These amounts are included in total nonperforming assets.
(7)	Excludes mortgage TDRs that are government guaranteed totaling $391 million, $379 million, $383 million, $367 million and $338 million at March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively. Includes mortgage TDRs held for sale.
(8)	Excludes mortgage loans past due 90 days or more that are government guaranteed totaling $307 million, $297 million, $268 million, $246 million and $251 million at March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively. Includes past due mortgage loans held for sale.
(9)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase that are past due 90 days or more totaling $486 million, $511 million, $497 million, $492 million and $514 million at March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.
(10)	Excludes covered loans past due 90 days or more totaling $258 million, $304 million, $364 million, $401 million and $371 million at March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.
(11)	Excludes mortgage loans past due 30-89 days that are government guaranteed totaling $75 million, $96 million, $107 million, $103 million and $95 million at March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively. Includes past due mortgage loans held for sale.
(12)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase that are past due 30-89 days totaling $2 million, $4 million, $5 million, $5 million and $5 million at March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.
(13)	Excludes covered loans past due 30-89 days totaling $85 million, $88 million, $104 million, $102 million and $120 million at March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.
14

BB&T Corporation
Credit Quality
(Dollars in millions)

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2014	2013	2013	2013	2013
Allowance for credit losses
Beginning balance	$1,821	$1,930	$1,982	$2,031	$2,048
Provision for credit losses (excluding covered loans)	67	71	90	179	247
Provision for covered loans	(7)	(11)	2	(11)	25
Charge-offs:
Commercial:
Commercial and industrial	(33)	(45)	(42)	(70)	(91)
Commercial real estate—income producing properties	(8)	(6)	(10)	(24)	(34)
Commercial real estate—construction and development	(4)	(4)	(7)	(25)	(22)
Direct retail lending (1)	(19)	(29)	(35)	(42)	(42)
Sales finance	(7)	(7)	(5)	(5)	(6)
Revolving credit	(18)	(22)	(22)	(20)	(21)
Residential mortgage (1)	(21)	(17)	(15)	(16)	(33)
Other lending subsidiaries	(85)	(60)	(66)	(61)	(68)
Covered	(3)	(1)	(2)	(2)	(14)
Total charge-offs	(198)	(191)	(204)	(265)	(331)
Recoveries:
Commercial:
Commercial and industrial	9	13	17	10	7
Commercial real estate—income producing properties	2	5	7	6	3
Commercial real estate—construction and development	3	8	11	4	7
Direct retail lending (1)	8	9	11	10	8
Sales finance	3	2	3	2	2
Revolving credit	5	4	3	5	5
Residential mortgage (1)	1	1	―	1	1
Other lending subsidiaries	8	7	8	10	9
Total recoveries	39	49	60	48	42
Net charge-offs	(159)	(142)	(144)	(217)	(289)
Sale of subsidiary	―	(27)	―	―	―
Ending balance	$1,722	$1,821	$1,930	$1,982	$2,031
Allowance for credit losses
Allowance for loan and lease losses (excluding covered loans)	$1,538	$1,618	$1,712	$1,775	$1,836
Allowance for covered loans	104	114	126	126	139
Reserve for unfunded lending commitments	80	89	92	81	56
Total	$1,722	$1,821	$1,930	$1,982	$2,031
(1)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
15

BB&T Corporation
Credit Quality

	As of/For the Quarter Ended
	March 31		Dec. 31		Sept. 30		June 30		March 31
	2014		2013		2013		2013		2013
Asset Quality Ratios (including covered assets)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)(2)	0.76%		0.88%		0.87%		0.88%		0.91%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)(2)	0.31		0.36		0.41		0.44		0.43
Nonperforming loans and leases as a
percentage of total loans and leases	0.77		0.80		0.87		0.97		1.09
Nonperforming assets as a percentage of:
Total assets	0.59		0.64		0.72		0.79		0.91
Loans and leases plus foreclosed property	0.92		1.00		1.10		1.23		1.39
Net charge-offs as a percentage of average loans and leases	0.56		0.48		0.48		0.74		1.00
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	1.41		1.49		1.59		1.64		1.73
Ratio of allowance for loan and lease losses to:
Net charge-offs	2.54	X	3.06	X	3.22	X	2.18	X	1.69	X
Nonperforming loans and leases held for investment	1.82		1.85		1.78		1.66		1.54
Asset Quality Ratios (excluding covered assets) (3)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)(2)	0.70%		0.82%		0.79%		0.81%		0.83%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)(2)	0.09		0.11		0.10		0.11		0.12
Nonperforming loans and leases as a
percentage of total loans and leases	0.78		0.81		0.89		0.99		1.12
Nonperforming assets as a percentage of:
Total assets	0.54		0.58		0.65		0.71		0.79
Loans and leases plus foreclosed property	0.85		0.91		1.00		1.10		1.23
Net charge-offs as a percentage of average loans and leases	0.55		0.49		0.49		0.75		0.98
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	1.34		1.42		1.51		1.57		1.65
Ratio of allowance for loan and lease losses to:
Net charge-offs	2.42	X	2.88	X	3.03	X	2.07	X	1.65	X
Nonperforming loans and leases held for investment	1.70		1.73		1.66		1.55		1.43
Applicable ratios are annualized.
(1)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase. Refer to the footnotes in the Credit Quality section of this supplement for amounts related to these loans.
(2)	Excludes mortgage loans guaranteed by the government. Refer to the footnotes in the Credit Quality section of this supplement for amounts related to these loans.
(3)	These asset quality ratios have been adjusted to remove the impact of covered loans and covered foreclosed property. Appropriate adjustments to the numerator and denominator have been reflected in the calculation of these ratios. Management believes the inclusion of covered loans in certain asset quality ratios that include nonperforming assets, past due loans or net charge-offs in the numerator or denominator results in distortion of these ratios and they may not be comparable to other periods presented or to other portfolios that were not impacted by loss share accounting.
16

BB&T Corporation
Credit Quality - Supplemental Information
(Dollars in millions)

	As of March 31, 2014
			Past Due 30-89		Past Due 90+
	Current Status		Days		Days		Total
Performing TDRs: (1)
Commercial:
Commercial and industrial	$76	100.0%	$ ―	― % $	―	―	% $76
Commercial real estate—income producing properties	41	97.6	1	2.4	―	―	42
Commercial real estate—construction and development	32	100.0	―	―	―	―	32
Direct retail lending	88	94.6	5	5.4	―	―	93
Sales finance	17	89.5	1	5.3	1	5.2	19
Revolving credit	40	85.1	5	10.6	2	4.3	47
Residential mortgage (2)	713	85.3	109	13.0	14	1.7	836
Other lending subsidiaries	119	90.2	13	9.8	―	―	132
Total performing TDRs	1,126	88.2	134	10.5	17	1.3	1,277
Nonperforming TDRs (3)	68	31.9	28	13.2	117	54.9	213
Total TDRs (2)	$1,194	80.1	$162	10.9	$134	9.0	$1,490

	Quarter Ended
	March 31		Dec. 31	Sept. 30	June 30		March 31
	2014		2013	2013	2013		2013
Net charge-offs as a percentage of average loans and leases:

Commercial:
Commercial and industrial	0.26%		0.33%	0.26%	0.63%		0.89%
Commercial real estate—income producing properties	0.22		0.06	0.19	0.70		1.29
Commercial real estate—construction and development	0.09		(0.49)	(0.75)	3.11		2.13
Direct retail lending	0.49		0.50	0.61	0.79		0.87
Sales finance	0.17		0.20	0.15	0.10		0.20
Revolving credit	2.30		3.00	3.05	2.64		2.93
Residential mortgage	0.27		0.27	0.24	0.27		0.55
Other lending subsidiaries	3.04		2.01	2.05	1.98		2.42
Covered	0.67		0.16	0.25	0.41		1.77
Total loans and leases (4)	0.56		0.48	0.48	0.74		1.00

Total loans and leases, excluding covered loans (4)	0.55		0.49	0.49	0.75		0.98
Applicable ratios are annualized.
(1)				Past due performing TDRs are included in past due disclosures.
(2)				Excludes mortgage TDRs that are government guaranteed totaling $391 million.
(3)				Nonperforming TDRs are included in nonaccrual loan disclosures.
(4)				Total loans and leases includes loans held for sale.

17

BB&T Corporation
Preliminary Capital Information - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	As of / Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2014	2013	2013	2013	2013
Selected Capital Information
Risk-based capital:
Tier 1	$16,699	$16,074	$15,606	$15,397	$14,432
Total	20,154	19,514	19,255	19,193	18,321
Risk-weighted assets (1)	138,375	136,489	138,302	138,265	135,914
Average quarterly tangible assets	175,424	172,425	173,787	174,865	174,214
Risk-based capital ratios:
Tier 1	12.1%	11.8%	11.3%	11.1%	10.6%
Total	14.6	14.3	13.9	13.9	13.5
Leverage capital ratio	9.5	9.3	9.0	8.8	8.3
Equity as a percentage of total assets	12.8	12.5	12.2	12.0	11.7
Common equity per common share	$29.03	$28.52	$27.59	$27.51	$27.15

Selected non-GAAP Capital Information (2)
Tangible common equity as a percentage of tangible assets (3)	7.6%	7.3%	6.9%	6.8%	6.7%
Tier 1 common equity as a percentage of risk-weighted assets	10.2	9.9	9.4	9.3	9.1

Tangible common equity per common share (3)	$18.77	$18.08	$17.06	$16.92	$16.50

Calculations of tangible common equity, Tier 1 common equity, tangible assets and related measures: (2)

Total shareholders' equity	$23,556	$22,809	$22,094	$21,996	$21,229
Less:
Preferred stock	2,603	2,603	2,603	2,603	2,116
Noncontrolling interests	94	50	45	56	65
Intangible assets	7,370	7,383	7,418	7,444	7,470
Tangible common equity	$13,489	$12,773	$12,028	$11,893	$11,578

Add:
Regulatory adjustments	607	698	975	901	738
Tier 1 common equity (Basel I)	$14,096	$13,471	$13,003	$12,794	$12,316

Total assets	$184,651	$183,010	$181,708	$183,392	$181,504
Less:
Intangible assets	7,370	7,383	7,418	7,444	7,470
Tangible assets (3)	$177,281	$175,627	$174,290	$175,948	$174,034

Risk-weighted assets (1)	$138,375	$136,489	$138,302	$138,265	$135,914

Tangible common equity as a percentage of tangible assets (3)	7.6%	7.3%	6.9%	6.8%	6.7%
Tier 1 common equity as a percentage of risk-weighted assets	10.2	9.9	9.4	9.3	9.1

Tangible common equity	$13,489	$12,773	$12,028	$11,893	$11,578

Outstanding shares at end of period (in thousands)	718,497	706,620	704,925	702,995	701,440

Tangible common equity per common share (3)	$18.77	$18.08	$17.06	$16.92	$16.50
(1)	Risk-weighted assets are determined based on regulatory capital requirements. Under the regulatory framework for determining risk-weighted assets each asset class is assigned a risk-weighting of 0%, 20%, 50% or 100% based on the underlying risk of the specific asset class. In addition, off-balance sheet exposures are first converted to a balance sheet equivalent amount and subsequently assigned to one of the four risk-weightings.
(2)	Tangible common equity, Tier 1 common equity and related ratios are non-GAAP measures. BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.
(3)	At September 30, 2013, the calculation of tangible common equity per common share was revised to be based upon tangible common equity whereas this calculation was previously based upon Tier 1 common equity. In addition, the calculation of tangible assets was revised to no longer include deferred taxes on intangible assets. Previously presented information has been revised to conform to the current presentation.
18

BB&T Corporation
Selected Items & Additional Information
(Dollars in millions, except per share data)

				Favorable (Unfavorable)
Selected Items				Pre-Tax	After-Tax

First Quarter 2014
Reallocation of partnership profit rights	Noncontrolling interests			$ N/A	$(16)

Fourth Quarter 2013
Gain on sale of subsidiary	Other income			31	19

Third Quarter 2013
Income tax adjustment	Provision for income taxes			N/A	(235)
Owned real estate and related adjustments	Other expense			(11)	(7)

Second Quarter 2013
None				N/A	N/A

First Quarter 2013
Income tax adjustment	Provision for income taxes			N/A	(281)

	As of / Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2014	2013	2013	2013	2013

Selected Mortgage Banking Information
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	$(43)	$52	$22	$101	$56
MSRs hedge gains (losses)	45	(48)	(17)	(86)	(46)
Net	$2	$4	$5	$15	$10

Residential mortgage loan originations	$3,804	$5,344	$8,327	$9,260	$8,665

Residential mortgage servicing portfolio (1):
Loans serviced for others	88,239	87,434	84,025	80,846	76,830
Bank-owned loans serviced	33,703	25,401	26,782	26,211	26,962
Total servicing portfolio	121,942	112,835	110,807	107,057	103,792

Weighted-average coupon rate	4.23%	4.24%	4.24%	4.32%	4.45%
Weighted-average servicing fee	0.297	0.298	0.301	0.306	0.312

Selected Miscellaneous Information
Derivatives notional amount	$63,115	$59,318	$62,771	$64,111	$75,702
Fair value of derivatives	(67)	(106)	(160)	(21)	(85)
Accumulated comprehensive income related to securities,
net of tax (2)	(204)	(289)	(163)	(81)	255

Common stock prices:
High	41.04	37.42	36.59	34.37	31.78
Low	36.28	32.65	33.30	29.18	29.83
End of period	40.17	37.32	33.75	33.88	31.39

Banking offices	1,824	1,825	1,824	1,851	1,842
ATMs	2,946	2,935	2,941	2,885	2,851
FTEs	33,765	33,696	33,677	33,869	33,952
(1)	Amounts reported are unpaid principal balance.
(2)	Includes the impact of the FDIC loss sharing agreements on the covered securities.
19

BB&T Corporation
Non-GAAP Reconciliations
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
Efficiency and Fee Income Ratios (1)	2014	2013	2013	2013	2013
Efficiency ratio - GAAP	61.2%	61.1%	62.4%	59.9%	57.5%
Effect of securities gains (losses), net	―	0.1	―	0.5	0.5
Effect of merger-related and restructuring charges, net	(0.3)	(0.4)	(0.2)	(1.1)	(0.2)
Effect of gain on sale of subsidiary	―	0.8	―	―	―
Effect of FDIC loss share accounting	(0.1)	(0.2)	―	(0.2)	0.5
Effect of foreclosed property expense	(0.4)	(0.5)	(0.6)	(0.5)	(0.8)
Effect of owned real estate adjustments	―	―	(0.5)	―	―
Effect of amortization of intangibles	(1.1)	(1.0)	(1.0)	(1.0)	(1.1)
Efficiency ratio - reported	59.3	59.9	60.1	57.6	56.4
Fee income ratio - GAAP	39.7%	41.4%	38.4%	41.9%	40.7%
Effect of securities gains (losses), net	―	(0.1)	―	(0.5)	(0.5)
Effect of gain on sale of subsidiary	―	(0.8)	―	―	―
Effect of FDIC loss share accounting	3.5	3.0	3.2	3.2	2.7
Fee income ratio - reported	43.2	43.5	41.6	44.6	42.9

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
Return on Average Tangible Common Shareholders' Equity (2)	2014	2013	2013	2013	2013
Net income available to common shareholders	$501	$537	$268	$547	$210
Plus: Amortization of intangibles, net of tax	14	16	16	17	17
Tangible net income available to common shareholders	$515	$553	$284	$564	$227

Average common shareholders' equity	$20,610	$19,657	$19,491	$19,293	$19,138
Less: Average intangible assets	7,379	7,397	7,431	7,456	7,464
Average tangible common shareholders' equity	$13,231	$12,260	$12,060	$11,837	$11,674
Return on average tangible common shareholders' equity	15.81%	17.91%	9.33%	19.12%	7.87%

	March 31	Dec. 31	Sept. 30	June 30	March 31
Basel III Common Equity Tier 1 Ratio - Preliminary	2014	2013	2013	2013	2013
Tier 1 common equity under Basel 1	$14,096	$13,471	$13,003	$12,794	$12,316
Adjustments	96	98	64	62	48
Common equity Tier 1 under Basel III definition	$14,192	$13,569	$13,067	$12,856	$12,364
Estimated risk-weighted assets under Basel III definition	$142,258	$140,670	$142,003	$142,822	$140,800
Basel III common equity Tier 1 ratio	10.0%	9.7%	9.2%	9.0%	8.8%

					March 31
Net Charge-offs Excluding Impact of Nonprime Automobile Lending Process Change (Excluding Covered)					2014
Net charge-offs					$156
Less: Impact of nonprime automobile lending process change					(23)
Net charge-offs, as adjusted					$134
Average loans and leases					$114,498
Net charge-offs as a percentage of average loans and leases, as adjusted (excluding covered)					0.47%

	Quarter Ended March 31, 2013			Quarter Ended September 30, 2013
Certain Performance Measures (1)	GAAP	Tax Adj.	Adjusted	GAAP	Tax Adj.	Adjusted
Net income available to common shareholders	$210	$281	$491	$268	$235	$503
Weighted average number of diluted common shares	711,020	―	711,020	716,101	―	716,101
Diluted EPS	$0.29		$0.69	$0.37		$0.70

Net income	$256	$281	$537	$309	$235	$544
Average assets	182,013	100	182,113	181,021	3	181,024
Return on average assets	0.57%		1.20%	0.68%		1.19%

Net income	$256	$281	$537	$309	$235	$544
Average risk-weighted assets	136,141	100	136,241	138,276	3	138,279
Return on average risk-weighted assets	0.76%		1.60%	0.89%		1.56%

Net income available to common shareholders	$210	$281	$491	$268	$235	$503
Average common shareholders' equity	19,138	100	19,238	19,491	3	19,494
Return on average common shareholders' equity	4.44%		10.34%	5.44%		10.22%

Tangible net income available to common shareholders	$227	$281	$508	$284	$235	$519
Average tangible common shareholders' equity	11,674	100	11,774	12,060	3	12,063
Return on average tangible common shareholders' equity	7.87%		17.48%	9.33%		17.05%

(1)	BB&T's management uses these measures in their analysis of the Corporation's performance and believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrating the effects of significant gains and charges.
(2)	BB&T's management believes investors use this measure to evaluate the return on average common shareholders' equity without the impact of intangible assets and their related amortization.

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